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                                                                   Exhibit 10.7


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                             MANAGEMENT AGREEMENT

          THIS MANAGEMENT AGREEMENT ("Agreement") is made as of the 1st day of May, 1996 by and between NATIONAL SAFETY ASSOCIATES, INC., a Tennessee corporation ("NSA"), and NSA INTERNATIONAL, INC., a Tennessee corporation ("the Company").

                             W I T N E S S E T H:

          WHEREAS, NSA desires to provide certain managerial and advisory services, to the Company; and

          WHEREAS, NSA and the Company desire to set forth the scope of the services to be rendered by NSA to the Company and the compensation to be paid by the Company to NSA in return for such services.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

          i. SERVICES. NSA shall provide management, consulting and advisory services to the Company relating to data processing and other such matters for which the Company shall request assistance.

          ii. EMPLOYEES. NSA agrees to make its employees available to the Company as reasonably requested by the Company to provide the forgoing services.

          iii. REIMBURSEMENT. In consideration for the services rendered by NSA to the Company, the Company shall pay to NSA any and all amounts collected by the Company from the Company's independent distributors in exchange for data processing services offered to such distributors by the Company, specifically including, the provision of certain computer consulting services and access to NSA's mainframe computer and the programs therein contained ("Computer Usage and Management Fee"). The Computer Usage and Management Fee shall be paid quarterly, in arrears, within twenty-five
                    (25) business days following the close of each calendar quarter.

          iv. TERM. This Agreement shall have a term of one (1) year but shall automatically be renewed for successive one (1) year periods thereafter; provided, however, that either party has the right to terminate this Agreement at any time by giving written notice to the other party of its intention to terminate, which termination shall be effective upon the receipt by the other party of such written notice.

          v. ALLOCATION OF GENERAL AND ADMINISTRATIVE EXPENSES. This Agreement is intended to accurately allocate the costs and expenses incurred to operate the business of the respective parties.

          vi. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns.

          vii. APPLICABLE LAW. This Agreement shall be construed and enforced under the substantive laws of the State of Tennessee.

          viii. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto. This Agreement may be amended only by a written instrument signed by both parties hereto.


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          ix.       SEVERABILITY. If any term, clause or provision of this
                    Agreement shall be determined to be invalid, the validity of any other term, clause or provision shall not be affected, and such invalid term, clause or provision shall be deleted from the Agreement.

          x. NOTICES. Any notice required by the terms of this Agreement to be given by either of the parties hereto to the other party shall be given by sending such notice by regular mail or hand delivery to the other party's last known address. Such notice shall be effective from the date of mailing or hand delivery, as the case may be.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                          NATIONAL SAFETY ASSOCIATES, INC.

                                          By:
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                                          Title:
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                                          NSA INTERNATIONAL, INC.

                                          By:
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                                          Title:
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